SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ______________________



                                  FORM 8-K


                               CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

          Date of report (date of earliest event reported) May 28, 1997

                             Duke Power Company
            (Exact name of registrant as specified in its charter)


      NORTH CAROLINA                   1-4928                     56-0205520
(State or other jurisdiction   (Commission File Number)         (IRS Employer
   of incorporation)                                         Identification No.)


         422 South Church Street                                  28242-0001
       Charlotte, North Carolina                                  (Zip Code)
(Address of principal executive offices)





     Registrant's telephone number, including area code: 704-594-0887

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Item 5. Other Events.

     Duke Power Company (the "registrant") previously disclosed that the registrant and PanEnergy Corp ("PanEnergy") had entered into a definitive Agreement and Plan of Merger among the registrant, Duke Transaction Corporation and PanEnergy dated as of November 24, 1996, as amended and restated as of March 10, 1997 (the "Merger Agreement").

     Among other conditions to consummating the Merger, the registrant was to receive approval of the Federal Energy Regulatory Commission ("FERC").

     On May 28, 1997, the FERC unanimously approved the joint application of the registrant and PanEnergy seeking approval of the Merger. A copy of the registrant's press release announcing the FERC approval is filed herewith as
Exhibit 2(a) and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The following exhibit is filed herewith:

     2(a). Press Release of registrant dated May 28, 1997.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DUKE POWER COMPANY
                                                  (registrant)

                                               By: Richard J. Osborne
                                                   Richard J. Osborne
                                                   Senior Vice President
                                                   and Chief Financial Officer

Dated: May 30, 1997

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                              Exhibit Index

 Exhibit                            Description

  2(a)                Press Release of registrant dated May 28, 1997

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